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                                                                    EXHIBIT 99.1


[OPTICARE HEALTH SYSTEMS, INC. LOGO]


                                 Contact: Christopher J. Walls, General Counsel OptiCare Health Systems, Inc.
                                 (203) 596-2236

                                 Jody Burfening/ Harriet Fried
                                 Lippert/Heilshorn & Associates
                                 (212) 838-3777

FOR IMMEDIATE RELEASE


                             OPTICARE HEALTH SYSTEMS
                  REPORTS FOURTH QUARTER 2003 FINANCIAL RESULTS

WATERBURY, Conn., March 30, 2004 -- OptiCare Health Systems, Inc. (Amex: OPT) announced today that for the quarter ended December 31, 2003, total net revenue increased 32% to $27.8 million from $21.2 million in the same period in 2002. For the full year, total net revenue increased 37% to $125.7 million from $91.5 million in 2002. These increases were due primarily to revenue generated by Wise Optical, the Yonkers, New York-based optical products distributor that OptiCare acquired in February 2003.

    OptiCare recorded a net loss of $1.9 million, or $0.07 per share, for the quarter ended December 31, 2003, which includes $0.9 million of non-cash charges. The non-cash charges include a $0.3 million write-off of goodwill and $0.6 million of depreciation and amortization.

    For the year ended December 31, 2003, OptiCare recorded a $12.4 million net loss, or $0.43 per share, which includes $10.5 million of non-cash charges. The non-cash charges include $4.9 million of income tax expense, primarily to establish a valuation allowance against OptiCare's deferred tax assets, a $1.6 million write-off of goodwill, a $1.9 million loss from early extinguishment of debt and $2.1 million of depreciation and amortization.

    Dean J. Yimoyines, OptiCare's Chairman and Chief Executive Officer, stated, "In 2003 we continued to strengthen our foundation by decreasing debt by $6.8 million and increasing shareholders equity and redeemable preferred stock by $4.5 million."

     Dr. Yimoyines further commented, "We took important steps in 2003 to increase our revenue while building for our future. We are pleased with our Consumer Vision business that delivered excellent results in 2003. Also in 2003, our Managed Vision division developed a new sales force and successfully launched its direct to employer vision benefits product line, while adding membership in all three of its initial target states. In 2004, management will remain focused on developing its distribution platform through Wise Optical and improving operating results."

     OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management (managed vision), the distribution of products and software services to eye care professionals, and consumer vision services, including medical, surgical and optometric services and optical retail.

     This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. OptiCare's actual results could differ materially from those expressed or indicated by any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk that OptiCare may not be able to improve cash flow, may not be able to successfully integrate its acquisitions, to retain and attract qualified employees, the impact of current and future governmental regulations in existing lines of business, OptiCare's ability to successfully and profitably manage its operations and growth of the operations, if any, the risks related to managed care contracting, and the ability of OptiCare to successfully raise capital on commercially reasonable terms, if at all. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in OptiCare's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ending December 31, 2003. Forward-looking statements speak only as of the date they are made, and OptiCare undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.



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                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                             DECEMBER 31,
                                                                                    --------------------------------
                                                                                        2003               2002
                                                                                    --------------     -------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                              $ 1,695           $ 3,086
   Accounts receivable, net                                                                 9,369             5,273
   Inventories                                                                              5,918             2,000
   Deferred income taxes, current                                                               -             1,660
   Notes receivable                                                                           105               516
   Other current assets                                                                       462               369
                                                                                    --------------     -------------
       Total Current Assets                                                                17,549            12,904
                                                                                    --------------     -------------
Property and equipment, net                                                                 4,683             3,337
Goodwill                                                                                   19,195            20,516
Intangible assets, net                                                                      1,179             1,353
Deferred income taxes, non-current                                                              -             3,140
Deferred debt issuance costs, net                                                             398             1,187
Notes receivable, less current portion                                                        791               838
Restricted cash                                                                             1,158               252
Other assets                                                                                  902             1,578
                                                                                    --------------     -------------
        TOTAL ASSETS                                                                      $45,855           $45,105
                                                                                    ==============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                                         5,644             2,902
   Claims payable and claims incurred but not reported                                      1,534             2,143
   Accrued salaries and related expenses                                                    2,609             1,838
   Accrued expenses                                                                         1,364             1,274
   Current portion of long-term debt                                                        1,124             1,266
   Current portion of capital lease obligations                                                10                61
   Unearned revenue                                                                           993             1,053
   Other current liabilities                                                                  549               131
                                                                                    --------------     -------------
        Total Current Liabilities                                                          13,827            10,668

NON-CURRENT LIABILITIES:
    Long-term debt - related party                                                              -            15,588
    Other long-term debt, less current portion                                             11,469             2,564
    Capital lease obligations, less current portion                                             -                 7
    Other liabilities                                                                         512               608
                                                                                    --------------
                                                                                                       -------------

       TOTAL NON-CURRENT LIABILITIES                                                       11,981            18,767
                                                                                    --------------     -------------

COMMITMENTS AND CONTINGENCIES  (Notes 11, 13,  and 20)

SERIES B 12.5% REDEEMABLE, CONVERTIBLE  PREFERRED STOCK AT AGGREGATE LIQUIDATION
PREFERENCE-RELATED PARTY                                                                    5,635             5,018

STOCKHOLDERS' EQUITY:
Series C Preferred Stock, $.001 par value ($16,251 aggregate liquidation preference); 406,158 shares issued and outstanding at December 31, 2003;
  No shares authorized, issued or outstanding at December 31, 2002                              1                 -
Common Stock, $0.001 par value; 150,000,000 shares authorized; 30,386,061 and
  28,913,990 shares issued and outstanding at December 31, 2003 and 2002,                      30                29
  respectively
Additional paid-in-capital                                                                 79,700            63,589
Accumulated deficit                                                                       (65,319)          (52,966)
                                                                                    --------------     -------------
         TOTAL STOCKHOLDERS' EQUITY                                                        14,412            10,652
                                                                                    --------------     -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $45,855           $45,105
                                                                                    ==============     =============

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                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    THREE MONTHS                       YEAR ENDED
                                                                 ENDED DECEMBER 31,                   DECEMBER 31,
                                                            ------------------------------    ------------------------------
                                                                2003             2002             2003             2002
                                                            -------------     ------------    -------------    -------------
                                                                     (unaudited)
NET REVENUES:
   Managed vision                                                 $6,105          $ 7,456         $ 28,111         $ 29,426
   Product sales                                                  15,873            7,836           72,834           39,409
   Other services                                                  5,813            4,864           22,035           20,350
   Other income                                                        2            1,029            2,722            2,346
                                                            -------------     ------------    -------------    -------------
        Total net revenues                                        27,793           21,185          125,702           91,531
                                                            -------------     ------------    -------------    -------------

OPERATING EXPENSES:
   Medical claims expense                                          4,750            5,519           22,000           22,326
   Cost of product sales                                          12,002            5,946           56,253           31,064
   Cost of services                                                2,349            2,020            9,034            8,158
   Selling, general and administrative                             9,249            7,182           38,174           26,298
   (Gain) loss from early extinguishment of debt                      49                -            1,896           (8,789)
   Goodwill impairment                                               339                -            1,639                -
   Depreciation                                                      528              449            1,899            1,851
   Amortization                                                       42               47              174              181
   Interest                                                          330              748            2,059            3,048
                                                            -------------     ------------    -------------    -------------
        Total operating expenses                                  29,638           21,911          133,128           84,137
                                                            -------------     ------------    -------------    -------------

Income (loss) from continuing operations before income
   taxes                                                          (1,845)            (726)          (7,426)           7,394
Income tax expense (benefit)                                          16             (747)           4,927            2,528
                                                            -------------     ------------    -------------    -------------
Income (loss) from continuing operations                          (1,861)              21          (12,353)           4,866

Income from discontinued operations, net of income tax                 -                -                -              313
Loss on disposal of discontinued operations, net of
   income tax                                                          -             (342)               -           (4,434)
                                                            -------------     ------------    -------------    -------------
Net income (loss)                                                 (1,861)            (321)         (12,353)             745

  Preferred stock dividends                                         (159)            (143)            (618)            (531)
                                                            -------------     ------------    -------------    -------------

Net income (loss) available to common stockholders             $  (2,020)           $(464)        $(12,971)          $  214
                                                            =============     ============    =============    =============


EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations:
   Basic                                                         $ (0.07)         $ (0.01)        $  (0.43)         $  0.35
   Diluted                                                       $ (0.07)         $ (0.01)        $  (0.43)         $  0.10
Income (loss) from discontinued operations:
   Basic                                                               -          $ (0.03)               -          $ (0.33)
   Diluted                                                             -          $ (0.03)               -          $ (0.33)
Net income (loss):
   Basic                                                         $ (0.07)         $ (0.04)        $  (0.43)         $  0.02
   Diluted                                                       $ (0.07)         $ (0.04)        $  (0.43)         $  0.01